                                                                    Exhibit 10.7

                         Intercompany Promissory Notes

                                     Index

1. Promissory Note in the principal amount of $907,733, dated May 31, 1995, payable by Architectural Area Lighting Inc. to USI Global Corp., assignee of USI American Holdings, Inc., as amended.

2. Promissory Note in the principal amount of $101,121,600, dated May 31, 1995, payable by JWSP Holdings, Inc. (now known as LCA Group Inc.) to USI Global Corp., assignee of USI American Holdings, Inc., as amended.

3. Promissory Note in the principal amount of $28,757,562, dated June 1, 1995, payable by JWSP Holdings, Inc. (now known as LCA Group Inc.) to USI Global Corp., assignee of USI American Holdings, Inc., as amended.

4. Promissory Note in the principal amount of $33,899,733, dated May 31, 1995, payable by Kim Lighting, Inc. to USI Global Corp., assignee of USI American Holdings, Inc., as amended.

5. Promissory Note in the principal amount of $30,336,000, dated June 1, 1995, payable by Progress Lighting Inc. to USI Global Corp., assignee of USI American Holdings, Inc., as amended.

6. Promissory Note in the principal amount of $6,554,300, dated October 6, 1999, payable by Spear & Jackson plc to U.S. Industries, Inc.

                                PROMISSORY NOTE

$907,733                                                   May 31, 1995

For value received, the undersigned, ARCHITECTURAL AREA LIGHTING, INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $907,733 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.


The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

Maker shall cause to be kept a register for the registration an transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                         ARCHITECTURAL AREA LIGHTING, INC.

                                         By: /s/ George H. MacLean
                                             ---------------------------------
                                         Name:
                                         Title:

ATTEST:

By: /s/ Steven C. Barre
   ------------------------------------

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are ARCHITECTURAL AREA LIGHTING, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $907,733 to Payee on May 31, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

              1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

              2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

              3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.



                                               ARCHITECTURAL AREA LIGHTING, INC.

                                               /s/ George H. MacLean
                                               ---------------------------------
                                                          Vice President

                                                  USI AMERICAN HOLDINGS, INC.

                                               /s/ George H. MacLean
                                               ---------------------------------
                                                           Vice President

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are ARCHITECTURAL AREA LIGHTING, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $907,733 to Payee on May 31, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

        THEREFORE, for good and valuable consideration, it is agreed as follows:


               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                               ARCHITECTURAL AREA LIGHTING, INC.

                                               /s/ George H. MacLean
                                               ---------------------------------
                                                          Vice President

                                                  USI AMERICAN HOLDINGS, INC.

                                               /s/ George H. MacLean
                                               ---------------------------------
                                                           Vice President

                                PROMISSORY NOTE

$101,121,600                                                        May 31, 1995


         For value received, the undersigned, JWSP HOLDINGS, INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $101,121,600 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration an transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                   JWSP HOLDINGS, INC.


                                   By: /s/ George H. MacLean
                                       -----------------------------------
                                   Name:
                                   Title:

ATTEST:


By: /s/ Steven C. Barre
   -----------------------------------

                            NOTE AMENDMENT AGREEMENT



         The parties to this Agreement are JWSP HOLDINGS, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $101,121,600 to Payee on May 31, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996 .

                                                JWSP HOLDINGS, INC.

                                         /s/ George H. MacLean
                                         ---------------------------------------
                                                       Vice President


                                                USI AMERICAN HOLDINGS, INC,

                                         /s/ George H. MacLean
                                         ---------------------------------------
                                                      Vice President

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are JWSP HOLDINGS, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $101,121,600 to Payee on May 31, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.


                                      JWSP HOLDINGS, INC.

                             /s/ George H. MacLean
                             -------------------------------------
                                         Vice President


                                     USI AMERICAN HOLDINGS, INC.

                             /s/ George H. MacLean
                             -------------------------------------
                                         Vice President

                                PROMISSORY NOTE

$28,757,562.00                                                      June 1, 1995

         For value received, the undersigned, JWSP HOLDINGS INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $28,757,562.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9%, per annum.

         The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

         The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

         Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

         This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.


                                      JWSP HOLDINGS INC.

                                      By: /s/ George H. MacLean
                                          --------------------------------
                                          George H. MacLean
                                          Vice President

ATTEST:


By: /s/ Steven C. Barre
    ------------------------------
    Steven C. Barre
    Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

         The parties to this Agreement are JWSP HOLDINGS INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

         WHEREAS, Maker issued a Promissory Note in the amount of $28,757,562 to Payee on June 1, 1995 the "Note"), and the parties desire to amend the terms of the Note as set forth below;

         THEREFORE, for good and valuable consideration, it is agreed as follows:

               1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

               2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

               3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.



                                             JWSP HOLDINGS INC.

                                   /s/ George H. MacLean
                                   ------------------------------------
                                               Vice President


                                         USI AMERICAN HOLDINGS, INC.

                                   /s/ George H. MacLean
                                   -------------------------------------
                                               Vice President

                            NOTE AMENDMENT AGREEMENT

        The parties to this Agreement are JWSP HOLDINGS INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

        WHEREAS, Maker issued a Promissory Note in the amount of $28,757,562 to Payee on June 1, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

        THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

          2. Except as amended by this Agreement the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997,

                                           JWSP HOLDINGS INC.

                                           /s/ George H. MacLean
                                           ---------------------------
                                                 Vice President

                                           USI AMERICAN HOLDINGS, INC.

                                           /s/ George H. MacLean
                                           ---------------------------
                                                 Vice President

PROMISSORY NOTE

$33,899,733                                                         May 31, 1995

     For value received, the undersigned, KIM LIGHTING, INC. ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS, INC. ("Payee"), or registered assigns, the principal sum of $33,899,733 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration an transfer of this Promissory Note. The Company may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                        KIM LIGHTING, INC,

                                        By: /s/ George H. MacLean
                                           -----------------------------
                                        Name:
                                        Title:

ATTEST:

By: /s/ Steven C. Barre
   --------------------------------

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are KIM LIGHTING, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $33,899,733 to Payee on May 31, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;


     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                        KIM LIGHTING, INC.

                                        /s/ George H. MacLean
                                        --------------------------
                                             Vice President


                                        USI AMERICAN HOLDINGS, INC.

                                        /s/ George H. MacLean
                                        --------------------------
                                             Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are KIM LIGHTING, INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $33,899,733 to Payee on May 31, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                        KIM LIGHTING, INC.

                                        /s/ George H. MacLean
                                        --------------------------
                                             Vice President


                                        USI AMERICAN HOLDINGS, INC.

                                        /s/ George H. MacLean
                                        --------------------------
                                             Vice President

                                PROMISSORY NOTE

$30,336,000.00                                                      June 1, 1995

     For value received, the undersigned, PROGRESS LIGHTING INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of USI AMERICAN HOLDINGS INC., a Delaware corporation ("Payee"), or registered assigns, the principal sum of $30,336,000.00 (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 9% per annum.

     The Principal Sum shall be due and payable on September 15, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on each September 15 for so long as this Promissory Note remains outstanding and on the date the Principal Sum is paid in full.

     The payment of the Principal Sum and the interest under this Promissory Note shall be made in lawful money of the United States, in immediately available funds, at the office of Payee or at any other place Payee may designate by written notice delivered to Maker,

     Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the internal laws of the State of New York,

                                        PROGRESS LIGHTING INC.

                                        By: /s/ George H. MacLean
                                            ---------------------------
                                            George H. MacLean
                                            Vice President

ATTEST:

By: /s/ Steven C. Barre
   ----------------------------
   Steven C. Barre
   Assistant Secretary

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are PROGRESS LIGHTING INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $30,336,000 to Payee on June 1, 1995 (the "Note"), and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it is agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 9% per annum to 7.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1996.

                                        PROGRESS LIGHTING INC.

                                        /s/ George H. MacLean
                                        ---------------------------
                                              Vice President

                                        USI AMERICAN HOLDINGS, INC.

                                        /s/ George H. MacLean
                                        ---------------------------
                                              Vice President

                            NOTE AMENDMENT AGREEMENT

     The parties to this Agreement are PROGRESS LIGHTING INC. ("Maker"), and USI AMERICAN HOLDINGS, INC. ("Payee").

     WHEREAS, Maker issued a Promissory Note in the amount of $30,336,000 to Payee on June 1, 1995 (the "Note"), which Note was amended pursuant to a Note Amendment Agreement dated as of January 1, 1996, and the parties desire to amend the terms of the Note as set forth below;

     THEREFORE, for good and valuable consideration, it as agreed as follows:

          1. Effective as of the date of this Agreement, the interest rate set forth in the Note is hereby amended from 7.5% per annum to 6.5% per annum.

          2. Except as amended by this Agreement, the Note shall remain unchanged and in full force and effect. Nothing in this Agreement shall be construed as a novation of the Note.

          3. Payee hereby represents and warrants that it has not heretofore sold the Note to any other party, and Payee agrees to cause an original executed copy of this Agreement to be attached to the Note.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of January 1, 1997.

                                        PROGRESS LIGHTING INC,

                                        /s/ George H. MacLean
                                        ------------------------
                                             Vice President

                                        USI AMERICAN HOLDINGS, INC.

                                        /s/ George H. MacLean
                                        ------------------------
                                             Vice President

                                PROMISSORY NOTE

$6,554,300.00                                                    October 6, 1999

        FOR VALUE RECEIVED, the undersigned, Spear & Jackson Plc ("Maker"), hereby promises to pay to the order of U.S. Industries, Inc., ("Payee"), or registered assigns, the principal sum of Six Million, Five Hundred Fifty Four Thousand, Three Hundred Dollars ($6,554,300.00) (the "Principal Sum"). From the date hereof until repayment in full of the Principal Sum, the unpaid Principal Sum shall bear interest at a rate of 6.25% per annum.

        The Principal Sum shall be due and payable on October 6, 2005 and may be prepaid in whole or in part at any time before such date. Interest on the Principal Sum shall be due and payable on the date the Principal Sum is paid in full.

        The payment of the Principal Sum and Interest under this Promissory Note shall be made in lawful money, in immediately available funds, at the office of the Payee or at any other place Payee may designate by written notice delivered to Maker.

     Maker shall cause to be kept a register for the registration and transfer of this Promissory Note. Maker may treat the registered holder of this Promissory Note as the owner for all purposes. This Promissory Note may be transferred in whole or in part by the registered holder thereof upon presentment thereof to Maker for registration and transfer, duly endorsed or accompanied by a proper Instrument of transfer.

     This Promissory Note shall be governed by, and construed in accordance with, the Internal laws of the State of New York.

                                Spear & Jackson Plc

                                By: /s/ Donald G. Hardman
                                   ------------------------------
                                   Donald G. Hardman
                                   Assistant Treasurer

ATTEST:
By: /s/ Steven C. Barre
   ---------------------------
   Steven C. Barre
   Secretary